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                                 EXHIBIT 10.13
                      FORM OF EMPLOYEE WARRANT AGREEMENT

                            U.S. LABORATORIES INC.
                            STOCK WARRANT AGREEMENT
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     THIS AGREEMENT made and entered into as of ______ (the "Grant Date"), by and between U.S. Laboratories Inc., a Delaware corporation (the "Company"), and ____________ (the "Holder").

                                   RECITALS
                                   --------

     WHEREAS, the Board of Directors of the Company (the "Board") approved the grant of a warrant to purchase shares of the Company's common stock, par value $.01 per share ("Stock"), to the Holder; and

     WHEREAS, this Agreement is intended to memorialize the terms and conditions of such grant.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

     1.   Grant. The Company hereby grants to Holder a warrant to purchase from
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the Company all or any part of an aggregate number of _____ shares of Stock
(hereinafter such shares of Stock are referred to as the "Warrant Shares" and the warrant to purchase the Warrant Shares is referred to as the "Warrant").

     2.   Price. The price to be paid for the Warrant Shares shall be ___
          -----
dollars ($____) per share.

     3.   Term; Exercise.
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          (a)  This Warrant may be exercised by the Holder hereof in whole or in part, from time to time, beginning on the earlier to occur of:

               (i) the date on which the closing price of a share of Stock as reported on the Nasdaq Small-Cap Market is greater than $12.00, or

               (ii) the date on which the audited financial statements of the Company for its fiscal year ending December 31, 1998 (including on a consolidated basis the earnings on Wyman Testing Laboratories, Inc. ("Wyman")), or any fiscal year thereafter during the term of the Warrant, reflect that the Company's earnings per share of Stock for the fiscal year are at least twice the award of the "base period earnings." The "base period earnings"
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          shall mean $841,041, which represents the combined earnings of the
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          Company and Wyman as reported in the audited financial statements of the Company for the fiscal year ending December 31, 1997.

          (b) This Warrant will expire and will not be exercisable after the earlier to occur of:

               (i) thirty (30) days after the Holder's termination of employment for any reason other than death, disability or cause (as defined below);

               (ii) ninety (90) days after the Holder's termination of employment as a result of death or disability (as defined in Section 22(e)(3) of the Code);

               (iii) the Holder's termination of employment for cause (as defined below); or

               (iv)  November 1, 2001;

provided, however, that if the Warrant is not exercisable pursuant to paragraph 3(a) hereof as of the date of the Participant's termination of employment with the Company or its subsidiaries for any reason, the Warrant shall be immediately terminated and automatically cancelled as of such date of termination.

As used herein, "cause" shall mean (i) conviction of a felony, (ii) commission by the Participant of an act of fraud, misappropriation or embezzlement or (iii) any other act or omission to act by the Participant if, in the judgment of the Committee (A) the Participant knew or should have known that such an act or omission would cause material injury to the financial condition or reputation of the Company or its subsidiaries, and (B) such material injury has occurred or is likely to occur, all as determined by the Committee.

     4.   Method of Exercise. The Warrant may be exercised only by written
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notice, delivered or mailed by postpaid registered or certified mail, addressed to the treasurer of the Company at the Company's principal executive offices specifying the number of Warranted Shares being purchased. Such notice shall be accompanied by payment of the entire price of the Warrant Shares being purchased
(i) in cash or its equivalent, (ii) with the consent of the Board, by tendering previously acquired shares of Stock having a fair market value (as determined by the Board) equal to the price of the Warrant Shares being purchased, or (iii) with the consent of the Board, by a combination of (i) and (ii). On and after the effective date of an IPO (as defined below) of the Stock, the Warrant may be exercised in the manner previously described or by delivery to the Company or its designated agent of an executed irrevocable exercise form together with instructions to a broker-dealer to sell or margin a sufficient portion of the shares being exercised and deliver the sale or margin proceeds directly to the Company to pay for price for the Warrant Shares. As used herein, "IPO" means the event that occurs when shares of Stock are sold to the public pursuant to an effective registration statement, other than a registration statement on Form S-4 or Form S-8 or any other forms primarily used to register securities to be issued pursuant to Company benefit

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plans, filed by the Company under the Securities Act of 1933 (the "Securities
Act"). Upon receipt of the payment of the entire price of the Warrant Shares so purchased, certificates for such Warrant Shares shall be issued to the Holder. The Warrant Shares so purchased shall be fully paid and nonassessable.

     5.   No Rights as a Shareholder. The Holder shall not be deemed for any
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purposes to be a shareholder of the Company with respect to any shares which may be acquired hereunder except to the extent that the Warrant shall have been exercised with respect thereto and a stock certificate issued therefor.

     6.   Nontransferabilitv; Collateral. Unless permitted by the Board, the
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Warrant shall not be transferable by the Holder otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Holder only by the Holder. The Warrant may not be assigned, mortgaged or pledged as any type of security or collateral.

     7.   Restrictions on Transfers of Stock. The shares to be acquired upon
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exercise of the Warrant may not be sold or offered for sale except (i) pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") or any applicable state securities laws, (ii) in a transaction satisfying the requirements of Rule 144 promulgated under the Act, or (iii) in a transaction which, in the opinion of counsel for the Company, is exempt from the registration provisions of the Act or applicable state securities laws. The Holder agrees that any certificate representing shares acquired upon exercise of the Warrant may bear the following legend:

          The shares of Common Stock represented by this certificate are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). These shares may not be sold, transferred or disposed of unless they are registered under the Act, sold in a transaction satisfying the requirements of Rule 144 or unless the request to transfer is accompanied by an opinion of counsel acceptable to the issuer, that the transfer will not result in a violation of the Act or any applicable state securities laws.

     8.   Specific Restrictions Upon Warrant Shares. The Holder hereby agrees
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with the Company that the Holder shall acquire the Warrant Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Act, and shall not dispose of the Warrant Shares in any transaction which, in the opinion of counsel to the Company, would violate the Act, or the rules and regulations thereunder, or any applicable state securities or blue sky laws.

     9.   Adjustments. If the Company shall at any time change the number of
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shares of its Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares, and the Warrant price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. In the event there shall be any

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change, other than as specified above, in the number or kind of outstanding shares of Stock or of any stock or other securities into which such Stock shall have been changed or for which it shall have been exchanged, then if the Board shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to the Warrant, such adjustment shall be made by the Board. The Warrant price for each share of Stock or other securities substituted or adjusted as provided in this paragraph shall be determined by dividing the Warrant price for each share prior to such substitution or adjustment by the number of shares or the fraction of a share substituted for such share or to which such share shall have been adjusted. No adjustment or substitution provided for in this paragraph shall require the Company to sell a fractional share.

     10.  Tax Withholding. It shall be a condition of the obligation of the
          ---------------
Company to issue or transfer shares of Stock upon exercise of the Warrant, that the Holder shall pay to the Company upon its demand, or agree that the Company may withhold from compensation due the Holder, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Warrant. If the Holder fails to comply with this Paragraph 10, the Company may refuse to issue or transfer shares of Stock upon exercise of the Warrant.

     11.  Powers of Company Not Affected. The existence of the Warrant herein
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granted shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     12.  Interpretation. As a condition of the granting of the Warrant, the
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Holder agrees for himself and his legal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board in its sole discretion, and any interpretation by the Board of the terms of this Agreement shall be final, binding and conclusive.

     13.  Amendment or Modification. No term or provision of this Agreement may
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be amended, modified or supplemented orally, but only by an instrument in writing signed by the party against whom or which the enforcement of the amendment, modification or supplement is sought.

     14.  Governing Law. This Agreement shall be governed by the internal laws
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of the State of Delaware as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

     15.  Entire Agreement. This Agreement entered into between the Holder and
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the Company sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements,

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communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.

     16.  Delegation by Board. Except to the extent prohibited by applicable
          -------------------
law or the applicable rules of a stock exchange or market, the Board may delegate all or any portion of its responsibilities and powers to any one or more of its members. Any such delegation may be revoked by the Board at any time.

     17.  Heirs and Successors. This Agreement shall be binding upon, and inure
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to the benefit of, the Company and its successors and assigns, and upon person acquiring all or substantially all of the Company's assets and business. In the event of the Holder's death prior to exercise of the warrant, the Warrant may be exercised by the estate of the Holder to the extent such exercise is otherwise permitted by this Agreement.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and the Holder has executed this Agreement as of the day and year first above written.

                              U.S. LABORATORIES INC.
                              (the "Company")


                              By:______________________________________
                                    Secretary / Treasurer


                              HOLDER:



                              _________________________________________

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